HEI Exhibit 99

[HEI logo]

2009 Statistical Supplement and Utility Forecast

Shelee M.T. Kimura

Manager, Investor Relations and Strategic Planning

Phone: 808-543-7384

Fax: 808-203-1164

E-mail: skimura@hei.com

Forward-Looking Statements

This report and other presentations made by Hawaiian Electric Industries, Inc. (HEI) and Hawaiian Electric Company, Inc. (HECO) and their subsidiaries contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries (collectively, the Company), the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.

Risks, uncertainties and other important factors that could cause actual results to differ materially from those in forward-looking statements and from historical results include, but are not limited to, the following:

•                  international, national and local economic conditions, including the state of the Hawaii tourism and construction industries, the strength or weakness of the Hawaii and continental U.S. real estate markets (including the fair value and/or the actual performance of collateral underlying loans held by American Savings Bank, F.S.B. (ASB), which could result in higher loan loss provisions and write-offs), decisions concerning the extent of the presence of the federal government and military in Hawaii, and the implications and potential impacts of current capital and credit market conditions and federal and state responses to those conditions, such as the Emergency Economic Stabilization Act of 2008 and the American Economic Recovery and Reinvestment Act of 2009;

•                  weather and natural disasters, such as hurricanes, earthquakes, tsunamis, lightning strikes and the potential effects of global warming (such as more severe storms and rising sea levels);

•                  global developments, including terrorist acts, the war on terrorism, continuing U.S. presence in Iraq and Afghanistan, potential conflict or crisis with North Korea or in the Middle East, Iran’s nuclear activities and potential H1N1 and avian flu pandemics;

•                  the timing and extent of changes in interest rates and the shape of the yield curve;

•                  the ability of the Company to access credit markets to obtain commercial paper and other short-term and long-term debt financing (including lines of credit) and to access capital markets to issue HEI common stock under volatile and challenging market conditions, and the cost of such financings, if available;

•                  the risks inherent in changes in the value of and market for securities available for sale and in the value of pension and other retirement plan assets;

•                  changes in laws, regulations, market conditions and other factors that result in changes in assumptions used to calculate retirement benefits costs and funding requirements and the fair value of ASB used to test goodwill for impairment;

•                  the impact of potential legislative and regulatory changes increasing oversight of and reporting by banks in response to the recent financial crisis and federal bailout of financial institutions;

•                  increasing competition in the electric utility and banking industries (e.g., increased self-generation of electricity may have an adverse impact on HECO’s revenues and increased price competition for deposits, or an outflow of deposits to alternative investments, may have an adverse impact on ASB’s cost of funds);

•                  the implementation of the Energy Agreement with the State of Hawaii and Consumer Advocate (Energy Agreement) setting forth the goals and objectives of a Hawaii Clean Energy Initiative (HCEI), revenue decoupling and the fulfillment by the utilities of their commitments under the Energy Agreement (given the Public Utilities Commission of the State of Hawaii (PUC) approvals needed; the PUC’s potential delay in considering HCEI-related costs; reliance by the Company on outside parties like the state, independent power producers (IPPs) and developers; potential changes in political support for the HCEI; and uncertainties surrounding wind power, the proposed undersea cable, biofuels, environmental assessments and the impacts of implementation of the HCEI on future costs of electricity);

•                  capacity and supply constraints or difficulties, especially if generating units (utility-owned or IPP-owned) fail or measures such as demand-side management (DSM), distributed generation (DG), combined heat and power (CHP) or other firm capacity supply-side resources fall short of achieving their forecasted benefits or are otherwise insufficient to reduce or meet peak demand;

•                  the risk to generation reliability when generation peak reserve margins on Oahu are strained;

•                  fuel oil price changes, performance by suppliers of their fuel oil delivery obligations and the continued availability to the electric utilities of their energy cost adjustment clauses (ECACs);

•                  the impact of fuel price volatility on customer satisfaction and political and regulatory support for the utilities;

•                  the risks associated with increasing reliance on renewable energy, as contemplated under the Energy Agreement, including the availability and cost of non-fossil fuel supplies for renewable generation and the operational impacts of adding intermittent sources of renewable energy to the electric grid;

•                  the ability of IPPs to deliver the firm capacity anticipated in their power purchase agreements (PPAs);

•                  the ability of the electric utilities to negotiate, periodically, favorable fuel supply and collective bargaining agreements;

•                  new technological developments that could affect the operations and prospects of HEI and its subsidiaries (including HECO and its subsidiaries and ASB and its subsidiaries) or their competitors;

•                  federal, state, county and international governmental and regulatory actions, such as changes in laws, rules and regulations applicable to HEI, HECO, ASB and their subsidiaries (including changes in taxation, regulatory changes resulting from the HCEI, environmental laws and regulations, the regulation of greenhouse gas emissions (GHG), healthcare reform, governmental fees and assessments (such as Federal Deposit Insurance Corporation assessments), potential carbon “cap and trade” legislation that may fundamentally alter costs to produce electricity and accelerate the move to renewable generation, and the potential elimination of the Office of Thrift Supervision (OTS) and the grandfathering provisions of the Gramm-Leach-Bliley Act of 1999 (Gramm Act) that have permitted HEI to own ASB);

•                  decisions by the PUC in rate cases (including the risks of delays in the timing of decisions, adverse changes in final decisions from interim decisions and the disallowance of project costs);

•                  decisions in other proceedings by the PUC and by other agencies and courts on land use, environmental and other permitting issues (such as required corrective actions, restrictions and penalties that may arise, for example with respect to environmental conditions or renewable portfolio standards (RPS));

•                  enforcement actions by the OTS and other governmental authorities (such as consent orders, required corrective actions, restrictions and penalties that may arise, for example, with respect to compliance deficiencies under banking regulations or with respect to capital adequacy);

•                  increasing operation and maintenance expenses and investment in infrastructure for the electric utilities, resulting in the need for more frequent rate cases;

•                  the ability of ASB to execute its performance improvement project, including the reduction of expenses through the conversion to the Fiserv Inc. bank platform system;

•                  the risks associated with the geographic concentration of HEI’s businesses and ASB’s loans, ASB’s concentration in a single product type (first mortgages) and ASB’s significant credit relationships (i.e., concentrations of large loans and/or credit lines with certain customers);

•                  changes in accounting principles applicable to HEI, HECO, ASB and their subsidiaries, including the adoption of International Financial Reporting Standards (IFRS) or new U.S. accounting standards, the potential discontinuance of regulatory accounting and the effects of potentially required consolidation of variable interest entities or required capital lease accounting for PPAs with IPPs;

•                  changes by securities rating agencies in their ratings of the securities of HEI and HECO and the results of financing efforts;

•                  faster than expected loan prepayments that can cause an acceleration of the amortization of premiums on loans and investments and the impairment of mortgage servicing assets of ASB;

•                  changes in ASB’s loan portfolio credit profile and asset quality which may increase or decrease the required level of allowance for loan losses and charge-offs;

•                  changes in ASB’s deposit cost or mix which may have an adverse impact on ASB’s cost of funds;

•                  the final outcome of tax positions taken by HEI, HECO, ASB and their subsidiaries;

•                  the risks of suffering losses and incurring liabilities that are uninsured; and

•                  other risks or uncertainties described elsewhere in this report and in other reports (e.g., Item 1A. Risk Factors) previously and subsequently filed by HEI and/or HECO with the Securities and Exchange Commission (SEC).

Forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, HEI, HECO, ASB and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SELECTED FINANCIAL INFORMATION

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

Years ended December 31	2009	2008	2007	2006	2005
(dollars in thousands, except per share amounts)
Revenues	$2,309,590	$3,218,920	$2,536,418	$2,460,904	$2,215,564
Net income (loss) for common stock
Continuing operations	$83,011	$90,278	$84,779	$108,001	$127,444
Discontinued operations	—	—	—	—	(755)
$83,011	$90,278	$84,779	$108,001	$126,689
Basic earnings (loss) per common share
Continuing operations	$0.91	$1.07	$1.03	$1.33	$1.58
Discontinued operations	—	—	—	—	(0.01)
$0.91	$1.07	$1.03	$1.33	$1.57
Diluted earnings per common share	$0.91	$1.07	$1.03	$1.33	$1.56
Dividends per common share	$1.24	$1.24	$1.24	$1.24	$1.24
Operating income (loss)
Electric utility	$169,671	$191,359	$130,585	$166,718	$161,703
Bank	31,764	26,952	84,010	88,558	104,901
Other	(13,771)	(14,154)	(10,863)	(15,880)	4,818
$187,664	$204,157	$203,732	$239,396	$271,422
Assets *
Electric utility	$3,978,392	$3,856,109	$3,423,888	$3,063,134	$3,081,460
Bank	4,940,985	5,437,120	6,861,493	6,808,499	6,835,335
Other	5,625	1,853	8,535	19,576	34,782
$8,925,002	$9,295,082	$10,293,916	$9,891,209	$9,951,577
Capital structure * **
Short-term borrowings - other than bank	$41,989	$—	$91,780	$176,272	$141,758
Long-term debt, net - other than bank	1,364,815	1,211,501	1,242,099	1,133,185	1,142,993
Noncontrolling interest: cumulative preferred stock of subsidiaries	34,293	34,293	34,293	34,293	34,293
Common stock equity	1,441,648	1,389,454	1,275,427	1,095,240	1,216,630
$2,882,745	$2,635,248	$2,643,599	$2,438,990	$2,535,674
Capital structure ratios * **
Short-term borrowings - other than bank	1.5%	—%	3.5%	7.2%	5.6%
Long-term debt, net - other than bank	47.3	46.0	47.0	46.5	45.1
Noncontrolling interest: cumulative preferred stock of subsidiaries	1.2	1.3	1.3	1.4	1.3
Common stock equity	50.0	52.7	48.2	44.9	48.0
100.0%	100.0%	100.0%	100.0%	100.0%
Key financial ratios
Market price to book value per common share *	134%	144%	149%	202%	172%
Price earnings ratio ***	23.0	x	20.7	x	22.1	x	20.4	x	16.4	x
Return on average common equity	5.9%	6.8%	7.2%	9.3%	10.4%
Return on average common equity - continuing operations ****	5.9%	6.8%	7.2%	9.3%	10.5%
Indicated annual yield *	5.9%	5.6%	5.4%	4.6%	4.8%
Dividend payout ratio	137%	116%	120%	93%	79%
Dividend payout ratio - continuing operations	137%	116%	120%	93%	78%

*

At December 31. (Note: Stockholders’ equity since December 31, 2006 includes a charge to accumulated other comprehensive income relating to retirement benefits pursuant to FASB Accounting Standards CodificationTM (ASC) Topic 715, as adjusted by the impact of decisions of the PUC. See Note 8, “Retirement benefits,” of HEI’s “Notes to Consolidated Financial Statements” incorporated in HEI’s 2009 Form 10-K.)

**	Excludes ASB’s deposit liabilities and other borrowings.
***	Calculated using December 31 market price per common share divided by basic earnings per common share from continuing operations.
****	Net income from continuing operations divided by average common equity.

See “Commitments and contingencies” in Note 3 and “Balance sheet restructure” and “Private-issue mortgage-related securities” in Note 4 of HEI’s “Notes to Consolidated Financial Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included or incorporated in HEI’s Form 10-K for discussions of certain contingencies that could adversely affect future results of operations and factors that affected reported results of operations.

On December 8, 2008, HEI completed the issuance and sale of 5 million shares of HEI’s common stock (without par value) under an omnibus shelf registration statement. The net proceeds from the sale amounted to approximately $110 million and were primarily used to repay HEI’s outstanding short-term debt and to make loans to HECO (principally to permit HECO to repay its short-term debt).

CONSOLIDATED BALANCE SHEETS

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

December 31	2009	2008	2007	2006	2005
(in thousands)
ASSETS
Cash and equivalents	$502,443	$182,903	$145,855	$177,630	$151,513
Federal funds sold	1,479	532	64,000	79,671	57,434
Accounts receivable and unbilled revenues, net	241,116	300,666	294,447	248,639	249,473
Available-for-sale investment and mortgage-related securities	432,881	657,717	2,140,772	2,367,427	2,629,351
Investment in stock of Federal Home Loan Bank of Seattle	97,764	97,764	97,764	97,764	97,764
Loans receivable, net	3,670,493	4,206,492	4,101,193	3,780,461	3,566,834
Property, plant and equipment, net	3,088,611	2,907,376	2,743,410	2,647,490	2,542,776
Regulatory assets	426,862	530,619	284,990	112,349	110,718
Other	381,163	328,823	338,405	296,698	462,634
Goodwill, net	82,190	82,190	83,080	83,080	83,080
	$8,925,002	$9,295,082	$10,293,916	$9,891,209	$9,951,577

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Accounts payable	$186,994	$183,584	$202,299	$165,505	$183,336
Deposit liabilities	4,058,760	4,180,175	4,347,260	4,575,548	4,557,419
Short-term borrowings - other than bank	41,989	—	91,780	176,272	141,758
Other bank borrowings	297,628	680,973	1,810,669	1,568,585	1,622,294
Long-term debt, net - other than bank	1,364,815	1,211,501	1,242,099	1,133,185	1,142,993
Deferred income taxes	188,875	143,308	155,337	106,780	207,997
Regulatory liabilities	288,214	288,602	261,606	240,619	219,204
Contributions in aid of construction	321,544	311,716	299,737	276,728	256,263
Other	700,242	871,476	573,409	518,454	369,390
	7,449,061	7,871,335	8,984,196	8,761,676	8,700,654
Stockholders’ equity
Common stock	1,265,157	1,231,629	1,072,101	1,028,101	1,018,966
Retained earnings	184,213	210,840	225,168	242,667	235,394
Accumulated other comprehensive loss, net of income tax benefits	(7,722)	(53,015)	(21,842)	(175,528)	(37,730)
Common stock equity	1,441,648	1,389,454	1,275,427	1,095,240	1,216,630
Preferred stock	—	—	—	—	—
Noncontrolling interest: cumulative preferred stock of subsidiaries - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
	1,475,941	1,423,747	1,309,720	1,129,533	1,250,923
	$8,925,002	$9,295,082	$10,293,916	$9,891,209	$9,951,577

Note: See HEI’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s Form 10-K for each year.

CONSOLIDATED STATEMENTS OF INCOME

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

Years ended December 31	2009	2008	2007	2006	2005
(in thousands, except per share amounts)
Revenues
Electric utility	$2,035,009	$2,860,350	$2,106,314	$2,054,890	$1,806,384
Bank	274,719	358,553	425,495	408,365	387,910
Other	(138)	17	4,609	(2,351)	21,270
	2,309,590	3,218,920	2,536,418	2,460,904	2,215,564
Expenses
Electric utility	1,865,338	2,668,991	1,975,729	1,888,172	1,644,681
Bank	242,955	331,601	341,485	319,807	283,009
Other	13,633	14,171	15,472	13,529	16,452
	2,121,926	3,014,763	2,332,686	2,221,508	1,944,142
Operating income (loss)
Electric utility	169,671	191,359	130,585	166,718	161,703
Bank	31,764	26,952	84,010	88,558	104,901
Other	(13,771)	(14,154)	(10,863)	(15,880)	4,818
	187,664	204,157	203,732	239,396	271,422
Interest expense - other than on deposit liabilities and other bank borrowings	(76,330)	(76,142)	(78,556)	(75,678)	(75,309)
Allowance for borrowed funds used during construction	5,268	3,741	2,552	2,879	2,020
Allowance for equity funds used during construction	12,222	9,390	5,219	6,348	5,105
Income from continuing operations before income taxes	128,824	141,146	132,947	172,945	203,238
Income taxes	43,923	48,978	46,278	63,054	73,900
Income from continuing operations	84,901	92,168	86,669	109,891	129,338
Less net income attributable to noncontrolling interest-preferred stock of subsidiaries	1,890	1,890	1,890	1,890	1,894
Income from continuing operations for common stock	83,011	90,278	84,779	108,001	127,444
DIscontinued operations - loss on disposal, net of income taxes	—	—	—	—	(755)
Net income for common stock	$83,011	$90,278	$84,779	$108,001	$126,689

Basic earnings (loss) per common share
Continuing operations	$0.91	$1.07	$1.03	$1.33	$1.58
Discontinued operations	—	—	—	—	(0.01)
	$0.91	$1.07	$1.03	$1.33	$1.57
Diluted earnings per common share	$0.91	$1.07	$1.03	$1.33	$1.56
Dividends per common share	$1.24	$1.24	$1.24	$1.24	$1.24
Weighted-average number of common shares outstanding	91,396	84,631	82,215	81,145	80,828
Adjusted weighted-average shares	91,516	84,720	82,419	81,373	81,200

Note: See HEI’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s Form 10-K for each year.

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY INFORMATION

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

Years ended December 31	2009	2008	2007	2006	2005
(in thousands)

Balance, January 1	$1,423,747	$1,309,720	$1,129,533	$1,250,923	$1,245,238

Comprehensive income:
Net income	84,901	92,168	86,669	109,891	128,583
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period, net of taxes	12,938	(30,124)	18,087	2,059	(29,335)
Less: reclassification adjustment for net realized losses (gains) on securities included in net income, net of taxes	28,596	15,142	(668)	(1,045)	(105)
Retirement benefit plans:
Net transition asset arising during the period, net of taxes	6,549	—	—	—	—
Prior service credit arising during the period, net of taxes	1,446	992	10,584	—	—
Net gains (losses) arising during the period, net of taxes	64,547	(175,240)	17,825	—	—
Less: amortization of transition obligation, prior service credit and net losses recognized during the period in net periodic benefit cost, net of tax benefits	10,754	5,801	8,694	—	—
Less: reclassification adjustment for impact of D&Os of the PUC included in regulatory asset, net of taxes	(75,756)	152,256	(17,282)	—	—
Less: reclassification adjustment for curtailment gain included in net income, net of taxes	—	—	(5,305)	—	—
Minimum pension liability adjustment, net of taxes	—	—	—	1,254	(147)
Comprehensive income	133,975	60,995	118,604	112,159	98,996
Adjustment to initially apply PUC D&Os related to retirement benefit plans, net of taxes	—	—	121,751	—	—
Adjustment to initially apply FIN 48	—	—	(228)	—	—
Adjustment to initially apply SFAS No. 158, net of tax benefits	—	—	—	(140,066)	—
Issuance of common stock:
Common stock offering	—	115,000	—	—	—
Dividend reinvestment and stock purchase plan	27,701	34,607	34,443	—	—
Retirement savings and other plans	4,771	15,267	10,804	10,270	6,095
Expenses and other, net	1,056	(5,346)	(1,247)	(1,135)	2,781
Common stock dividends	(113,419)	(104,606)	(102,050)	(100,728)	(100,293)
Preferred stock dividends	(1,890)	(1,890)	(1,890)	(1,890)	(1,894)
Balance, December 31	$1,475,941	$1,423,747	$1,309,720	$1,129,533	$1,250,923

Note: See HEI’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s Form 10-K for each year.

CONSOLIDATED CAPITALIZATION

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

December 31	2009	2008	2007	2006	2005
(dollars in thousands, except par values)

Short-term borrowings - other than bank (1)	$41,989	$—	$91,780	$176,272	$141,758
Long-term debt - other than bank (1)
Long-term debt of electric utility subsidiaries (2)	1,057,815	904,501	885,099	766,185	765,993
HEI, medium-term notes, Series B 6.545 - 7.13% due in various years through 2012	7,000	7,000	7,000	17,000	27,000
HEI, medium-term notes, Series C 6.51% due in 2014	100,000	100,000	100,000	100,000	100,000
HEI, medium-term notes, Series C 7.56% paid in 2006	—	—	—	—	100,000
HEI, medium-term notes, Series D 4.00% paid in 2008	—	—	50,000	50,000	50,000
HEI, medium-term notes, Series D 5.25% due in 2013	50,000	50,000	50,000	50,000	50,000
HEI, medium-term notes, Series D 4.23% due in 2011	50,000	50,000	50,000	50,000	50,000
HEI, medium-term notes, Series D 6.141% due in 2011	100,000	100,000	100,000	100,000	—
	1,364,815	1,211,501	1,242,099	1,133,185	1,142,993

Stockholders’ equity
Common stock	1,265,157	1,231,629	1,072,101	1,028,101	1,018,966
Retained earnings	184,213	210,840	225,168	242,667	235,394
Accumulated other comprehensive income (loss)	(7,722)	(53,015)	(21,842)	(175,528)	(37,730)
	1,441,648	1,389,454	1,275,427	1,095,240	1,216,630
Preferred stock	—	—	—	—	—
Noncontrolling interest: cumulative preferred stock of subsidiaries - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Total capitalization	$2,882,745	$2,635,248	$2,643,599	$2,438,990	$2,535,674

LONG-TERM DEBT MATURITIES

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

(in thousands)	2010	2011	2012	2013	2014	Thereafter	Total

Long-term debt - other than bank (1)
Electric utilities	$—	$—	$57,500	$—	$11,400	$988,915	$1,057,815
HEI	—	150,000	7,000	50,000	100,000	—	307,000
	$—	$150,000	$64,500	$50,000	$111,400	$988,915	$1,364,815

(1)	Excludes ASB’s deposit liabilities, other borrowings and intercompany borrowings.
(2)	See pages 14 and 15 for additional information.

Note: See HEI’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s Form 10-K for each year.

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

Years ended December 31	2009	2008	2007	2006	2005
(in thousands)
Cash flows from operating activities
Net income	$84,901	$92,168	$86,669	$109,891	$128,583
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation of property, plant and equipment	151,282	150,977	147,881	141,184	133,892
Other amortization	5,389	5,085	11,878	10,778	8,269
Provision (reversal of allowance) for loan losses	32,000	10,334	5,700	1,400	(3,100)
Writedown of utility plant	—	—	11,701	—	—
Gain on pension curtailment	—	(472)	(8,809)	—	—
Net losses (gains) on sale of investment and mortgage-related securities	32,034	17,376	(1,109)	(1,735)	(175)
Other-than-temporary impairment on available-for-sale mortgage-related securities	15,444	7,764	—	—	—
Change in deferred income taxes	12,787	5,134	(34,624)	(12,946)	43
Change in excess tax benefits from share-based payment arrangements	310	(405)	(195)	(1,052)	—
Allowance for equity funds used during construction	(12,222)	(9,390)	(5,219)	(6,348)	(5,105)
Changes in assets and liabilities, net of effects from the disposal of businesses
Decrease (increase) in accounts receivable and unbilled revenues, net	59,550	(6,219)	(45,808)	834	(40,940)
Increase (decrease) in accounts payable	3,410	(18,715)	36,794	(17,831)	36,282
Changes in other assets and liabilities	(100,417)	6,177	14,372	63,767	(37,417)
Net cash provided by operating activities	284,468	259,814	219,231	287,942	220,332
Cash flows from investing activities
Available-for-sale investment and mortgage-related securities purchased	(297,864)	(489,264)	(402,071)	(343,927)	(486,432)
Principal repayments on available-for-sale investment and mortgage-related securities	357,233	610,521	652,083	542,702	727,901
Proceeds from sale of available-for-sale investment and mortgage-related securities	185,134	1,311,596	1,109	61,131	28,039
Proceeds from sale of other investments	—	17	35,920	—	33,809
Net decrease (increase) in loans held for investment	484,960	(92,241)	(315,786)	(211,872)	(304,212)
Proceeds from sale of real estate acquired in settlement of loans	1,555	—	—	403	624
Capital expenditures	(304,761)	(282,051)	(218,297)	(210,529)	(223,675)
Contributions in aid of construction	14,170	17,319	19,011	19,707	21,083
Other	1,199	1,116	5,902	1,708	909
Net cash provided by (used in) investing activities	$441,626	$1,077,013	$(222,129)	$(140,677)	$(201,954)

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION (Continued)

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

Years ended December 31	2009	2008	2007	2006	2005
(in thousands)

Cash flows from financing activities
Net increase (decrease) in deposit liabilities	$(121,415)	$(167,085)	$(228,288)	$18,129	$261,247
Net increase (decrease) in short-term borrowings with original maturities of three months or less	41,989	(91,780)	(84,492)	35,213	65,147
Proceeds from short-term borrowings with original maturities of greater than three months	—	—	—	44,891	—
Repayment of short-term borrowings with original maturities of greater than three months	—	—	—	(45,590)	—
Net increase (decrease) in retail repurchase agreements	(3,829)	(37,142)	71,205	60,596	18,519
Proceeds from other bank borrowings	310,000	2,592,635	1,338,432	1,331,559	1,068,256
Repayments of other bank borrowings	(689,517)	(3,682,119)	(1,166,112)	(1,446,995)	(1,265,376)
Proceeds from issuance of long-term debt	153,186	19,275	242,539	100,000	59,462
Repayment of long-term debt	—	(50,000)	(136,000)	(110,000)	(84,000)
Change in excess tax benefits from share-based payment arrangements	(310)	405	195	1,052	—
Net proceeds from issuance of common stock	15,329	136,443	21,072	5,481	3,689
Common stock dividends	(96,843)	(83,604)	(81,489)	(100,673)	(100,238)
Preferred stock dividends of noncontrolling interest	(1,890)	(1,890)	(1,890)	(1,890)	(1,894)
Other	(12,307)	1,615	(19,720)	1,786	(5,015)
Net cash provided by (used in) financing activities	(405,607)	(1,363,247)	(44,548)	(106,441)	19,797
Net cash provided by (used in) discontinued operations	—	—	—	7,530	(2,857)
Net increase (decrease) in cash and equivalents and federal funds sold	320,487	(26,420)	(47,446)	48,354	35,318
Cash and equivalents and federal funds sold, January 1	183,435	209,855	257,301	208,947	173,629
Cash and equivalents and federal funds sold, December 31	$503,922	$183,435	$209,855	$257,301	$208,947

Note: See HEI’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s Form 10-K for each year.

NET INCOME AND RETURN ON AVERAGE COMMON EQUITY BY COMPANY

Hawaiian Electric Industries, Inc. and Subsidiaries

Unaudited

Years ended December 31	2009		2008		2007	2006	2005
(dollars in thousands)

Net income (loss) for common stock by company
Electric utilities
HECO	$53,621		$54,966		$32,249	$49,364	$41,850
HELCO	15,761		19,641		8,252	6,947	12,623
MECO	10,224		17,792		11,785	18,789	18,505
Renewable Hawaii, Inc.	(11)		(77)		(83)	(153)	(176)
Uluwehiokama Biofuels Corp.	(149)		(347)		(47)	—	—
	79,446		91,975		52,156	74,947	72,802
ASB consolidated	21,767	(1)	17,827	(2)	53,107	55,782	64,883
HEI and other	(18,202)		(19,524)		(20,484)	(22,728)	(10,241)
Continuing operations	83,011	(1)	90,278	(2)	84,779	108,001	127,444
Discontinued operations	—		—		—	—	(755)
Consolidated HEI	$83,011	(1)	$90,278	(2)	$84,779	$108,001	$126,689

Return on average common equity by company
Electric utilities
HECO	6.7%		7.6%		5.0%	7.9%	6.5%
HELCO	6.8		9.3		4.4	3.8	6.7
MECO	4.7		8.4		5.9	9.7	9.6
	6.4		8.0		5.0	7.5	7.1
ASB consolidated	4.5	(1)	3.3	(2)	9.2	10.0	11.7
Consolidated HEI	5.9	%(1)	6.8	%(2)	7.2%	9.3%	10.4%
Consolidated HEI–continuing operations (3)	5.9	%(1)	6.8	%(2)	7.2%	9.3%	10.5%

(1)          Includes a $19.3 million after-tax charge related to ASB’s private-issue mortgage-related securities.  Excluding this $19.3 million charge, ASB consolidated net income would have been $41 million and return on average common equity would have been 8.3% and HEI consolidated net income would have been $102 million and return on average common equity would have been 7.2%.

(2)          Includes a $35.6 million after-tax charge related to ASB’s balance sheet restructuring in June 2008. Excluding this $35.6 million charge, ASB consolidated net income would have been $53 million and return on average common equity would have been 9.6% and HEI consolidated net income would have been $126 million and return on average common equity would have been 9.3%.

(3)          Net income from continuing operations divided by average common equity.

STATE OF HAWAII DATA

Unaudited

Years ended December 31, except as noted	2009		2008	2007	2006	2005

POPULATION BY COUNTY (thousands)*
Honolulu	na		905	900	904	900
Hawaii	na		176	173	169	164
Maui	na		144	141	140	139
Kauai	na		63	63	62	61
	1,295		1,288	1,277	1,275	1,264

VISITOR DATA
Visitor arrivals by air (thousands)
Domestic	4,671		4,902	5,583	5,550	5,313
International	1,748		1,811	1,914	1,978	2,103
	6,419		6,713	7,497	7,528	7,416
Visitor arrivals by air, by county (thousands)**
Honolulu	3,974		4,194	4,695	4,688	4,732
Hawaii	1,201		1,321	1,622	1,614	1,522
Maui	1,907		2,129	2,522	2,498	2,346
Kauai	916		1,031	1,299	1,204	1,090
	7,998		8,675	10,138	10,004	9,690
Visitor days (thousands)
Domestic	47,109		49,497	55,100	54,584	52,705
International	13,445		13,633	14,035	14,562	14,983
	60,554		63,130	69,135	69,146	67,688

Visitor expenditures by air (billions)	$9.9		$11.2	$12.6	$12.2	$11.7

CONSTRUCTION INDUSTRY DATA (millions)
Value of private building permits authorized***	$1,999		$2,907	$3,585	$3,770	$3,492
Contracting tax base	na		$7,987	$8,073	$7,223	$6,024

FEDERAL GOVERNMENT DATA (millions)
Department of Defense expenditures	na		$6,107	$5,467	$5,379	$5,015
Other federal agencies expenditures	na		8,902	8,595	8,116	7,684
Total federal government expenditures	na		$15,009	$14,062	$13,495	$12,699

OTHER DATA
Real gross state product (billions of 2000 $s)	$49.3	e	$49.8	$49.4	$48.7	$46.9
Honolulu Consumer Price Index (%)	0.5		4.3	4.8	5.9	3.8
Total wage and salary jobs (thousands)	603.9		625.4	631.4	624.0	608.6
Unemployment rate (average annual %)	7.0		3.9	2.6	2.5	2.7

Sources:  State of Hawaii Data Book 2008 (prior years), Hawaii State Department of Business, Economic Development & Tourism and Hawai’i Tourism Authority

*	Resident population estimates, including military personnel, excluding visitors, as of July 1
**	Visitors visiting more than one county are included in each county’s visitor arrival count. Visitor arrivals by county include domestic and international visitors.
***	Excludes public construction
e	Estimate
na	Not available

SELECTED DATA

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Years ended December 31	2009	2008	2007	2006	2005
(in thousands)

CAPITAL STRUCTURE *
Short-term borrowings	$—	$41,550	$28,791	$113,107	$136,165
Long-term debt, net	1,057,815	904,501	885,099	766,185	765,993
Preferred stock	34,293	34,293	34,293	34,293	34,293
Common stock equity	1,306,408	1,188,842	1,110,462	958,203	1,039,259
	$2,398,516	$2,169,186	$2,058,645	$1,871,788	$1,975,710
CAPITAL STRUCTURE RATIOS (%) *
Short-term borrowings	—	1.9	1.4	6.1	6.9
Long-term debt, net	44.1	41.7	43.0	40.9	38.8
Preferred stock	1.4	1.6	1.7	1.8	1.7
Common stock equity	54.5	54.8	53.9	51.2	52.6
	100.0	100.0	100.0	100.0	100.0
KEY FINANCIAL RATIOS (%)
Ratio of earnings to fixed charges (SEC method)	2.99	3.48	2.43	3.14	3.23
Authorized return on rate base **
HECO	8.66	8.66	9.16	9.16	9.16
HELCO	9.14	9.14	9.14	9.14	9.14
MECO	8.83	8.83	8.83	8.83	8.83
Earned return on simple average rate base ***
HECO	6.12	7.05	4.92	6.78	6.20
HELCO	5.70	7.21	6.68	4.47	6.08
MECO	4.99	7.03	5.59	7.21	8.21
Authorized return on simple average common equity **
HECO	10.70	10.70	11.40	11.40	11.40
HELCO	11.50	11.50	11.50	11.50	11.50
MECO	10.94	10.94	10.94	10.94	10.94
Earned return on simple average common equity ***
HECO	7.02	8.07	4.52	7.61	6.92
HELCO	6.89	9.39	7.79	3.70	6.86
MECO	4.76	8.54	5.78	9.51	9.81
RATE BASE (in millions, December 31)
HECO	$1,371	$1,180	$1,175	$1,149	$1,140
HELCO	463	372	367	388	369
MECO	386	386	388	377	324
	$2,220	$1,938	$1,930	$1,914	$1,833
RATE BASE (in millions, simple average)
HECO	$1,276	$1,178	$1,162	$1,145	$1,122
HELCO	417	369	378	379	359
MECO	386	387	382	350	329
	$2,079	$1,934	$1,922	$1,874	$1,810
DEPRECIATION AND AFUDC (%)
Composite annual depreciation rate	3.8	3.8	3.8	3.9	3.9
Accumulated depreciation as percent of gross plant *	37.9	38.0	38.1	37.7	37.1
Weighted-average AFUDC rate	8.1	8.1	8.1	8.4	8.5
NUMBER OF FULL-TIME EQUIVALENT EMPLOYEES *
HECO	1,601	1,525	1,474	1,438	1,432
HELCO	358	348	344	340	330
MECO	338	330	327	307	304
	2,297	2,203	2,145	2,085	2,066

OPERATION AND MAINTENANCE EXPENSE BREAKDOWN BETWEEN LABOR AND NONLABOR FOR DECOUPLING REVENUE ADJUSTMENT MECHANISM****

(in millions, approximately)	LABOR	NONLABOR
HECO (per 2009 rate case second interim decision & order)	$96	$122
HELCO (per 2010 rate case request)	$22	$39
MECO (per 2010 rate case request)	$21	$42

*	At December 31
**

Reflects latest final decision and order. The return on rate base used by the PUC for purposes of the interim decision and orders in the HECO, HELCO and MECO rate cases is 8.45%, 8.33% and 8.67%, respectively. The return on average common equity used by the PUC in those interim decision and orders for the HECO, HELCO and MECO rate cases is 10.50%, 10.70%, 10.70%, respectively.

***	Calculated on a rate-making basis. For 2006 and subsequent years, excludes the amounts that were charged to accumulated other comprehensive income (AOCI) under SFAS No. 158.
****

Labor and Nonlabor amounts are from the working cash calculation for the respective company’s rate case docket for use as a proxy for estimating the revenue adjustment mechanism for O&M expenses.  The final amounts are subject to a final decision and order detailing implementation of revenue decoupling.

CONSOLIDATED BALANCE SHEETS

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

December 31	2009	2008	2007	2006	2005
(in thousands)
ASSETS
Utility plant, at cost
Property, plant and equipment	$4,748,787	$4,320,040	$4,169,428	$4,038,264	$3,782,565
Less accumulated depreciation	(1,848,416)	(1,741,453)	(1,647,113)	(1,558,913)	(1,456,537)
Construction in progress	132,980	266,628	151,179	95,619	147,756
	3,033,351	2,845,215	2,673,494	2,574,970	2,473,784
Current assets
Cash and equivalents	73,578	6,901	4,678	3,859	143
Customer accounts receivable, net	133,286	166,422	146,112	125,524	123,895
Accrued unbilled revenues, net	84,276	106,544	114,274	92,195	91,321
Other accounts receivable, net	8,449	7,918	6,915	4,423	14,761
Fuel oil stock, at average cost	78,661	77,715	91,871	64,312	85,450
Materials and supplies, at average cost	35,908	34,532	34,258	30,540	26,974
Prepayments and other	16,201	12,626	9,490	9,695	114,902
	430,359	412,658	407,598	330,548	457,446
Other long-term assets
Regulatory assets	426,862	530,619	284,990	112,349	110,718
Unamortized debt expense	14,288	14,503	15,635	13,722	14,361
Other	73,532	53,114	42,171	31,545	25,152
	514,682	598,236	342,796	157,616	150,231
	$3,978,392	$3,856,109	$3,423,888	$3,063,134	$3,081,461
CAPITALIZATION AND LIABILITIES
Capitalization
Common stock equity	$1,306,408	$1,188,842	$1,110,462	$958,203	$1,039,259
Cumulative preferred stock - not subject to mandatory redemption	22,293	22,293	22,293	22,293	22,293
Noncontrolling interest - cumulative preferred stock of subsidiaires - not subject to mandatory redemption	12,000	12,000	12,000	12,000	12,000
Long-term debt, net	1,057,815	904,501	885,099	766,185	765,993
	2,398,516	2,127,636	2,029,854	1,758,681	1,839,545
Current liabilities
Short-term borrowings - nonaffiliates	—	—	28,791	113,107	136,165
Short-term borrowings - affiliate	—	41,550	—	—	—
Accounts payable	132,711	122,994	137,895	102,512	122,201
Interest and preferred dividends payable	21,223	15,397	14,719	10,645	9,990
Taxes accrued	156,092	220,046	189,637	152,182	133,583
Other	48,192	55,268	57,799	43,120	37,132
	358,218	455,255	428,841	421,566	439,071
Deferred credits and other liabilities
Deferred income taxes	180,603	166,310	162,113	118,055	208,374
Regulatory liabilities	288,214	288,602	261,606	240,619	219,204
Unamortized tax credits	56,870	58,796	58,419	57,879	55,327
Other	374,427	447,794	183,318	189,606	63,677
	900,114	961,502	665,456	606,159	546,582
Contributions in aid of construction	321,544	311,716	299,737	276,728	256,263
	$3,978,392	$3,856,109	$3,423,888	$3,063,134	$3,081,461

Note: See HECO’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s and HECO’s Form 10-K for each year.

CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Years ended December 31	2009	2008	2007	2006	2005
(in thousands)

Operating revenues	$2,026,672	$2,853,639	$2,096,958	$2,050,412	$1,801,710
Operating expenses
Fuel oil	671,970	1,229,193	774,119	781,740	639,650
Purchased power	499,804	689,828	536,960	506,893	458,120
Other operation	248,515	243,249	214,047	186,449	172,962
Maintenance	107,531	101,624	105,743	90,217	82,242
Depreciation	144,533	141,678	137,081	130,164	122,870
Taxes, other than income taxes	191,699	261,823	194,607	190,413	167,295
Income taxes	48,212	56,307	34,126	47,381	45,029
	1,912,264	2,723,702	1,996,683	1,933,257	1,688,168
Operating income	114,408	129,937	100,275	117,155	113,542
Other income
Allowance for equity funds used during construction	12,222	9,390	5,219	6,348	5,105
Other, net	7,487	5,659	(627)	3,123	3,538
	19,709	15,049	4,592	9,471	8,643
Interest and other charges
Interest on long-term debt	51,820	47,302	45,964	43,109	43,063
Amortization of net bond premium and expense	3,254	2,530	2,440	2,198	2,212
Other interest charges	2,870	4,925	4,864	7,256	4,133
Allowance for borrowed funds used during construction	(5,268)	(3,741)	(2,552)	(2,879)	(2,020)
	52,676	51,016	50,716	49,684	47,388
Net income	81,441	93,970	54,151	76,942	74,797
Less net income attributable to noncontrolling interest - preferred stock of subsidiaries	915	915	915	915	915
Net income attributable to HECO	80,526	93,055	53,236	76,027	73,882
Preferred stock dividends of HECO	1,080	1,080	1,080	1,080	1,080
Net income for common stock	79,446	91,975	52,156	74,947	72,802
Retained earnings, January 1	802,590	724,704	700,252	654,686	632,779
Adjustment to initially apply FIN 48	—	—	(620)	—	—
Common stock dividends	(55,000)	(14,089)	(27,084)	(29,381)	(50,895)
Retained earnings, December 31	$827,036	$802,590	$724,704	$700,252	$654,686

Note: See HECO’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s and HECO’s Form 10-K for each year.

CUMULATIVE PREFERRED STOCK NOT SUBJECT TO MANDATORY REDEMPTION

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

December 31					2009	2008	2007	2006	2005
(dollars in thousands, except par values)
				Shares outstanding
		Par value		12/31/09

C	4.25%	$20	HECO	150,000	$3,000	$3,000	$3,000	$3,000	$3,000
D	5.00	20	HECO	50,000	1,000	1,000	1,000	1,000	1,000
E	5.00	20	HECO	150,000	3,000	3,000	3,000	3,000	3,000
H	5.25	20	HECO	250,000	5,000	5,000	5,000	5,000	5,000
I	5.00	20	HECO	89,657	1,793	1,793	1,793	1,793	1,793
J	4.75	20	HECO	250,000	5,000	5,000	5,000	5,000	5,000
K	4.65	20	HECO	175,000	3,500	3,500	3,500	3,500	3,500
G	7.625	100	HELCO	70,000	7,000	7,000	7,000	7,000	7,000
H	7.625	100	MECO	50,000	5,000	5,000	5,000	5,000	5,000
				1,234,657	$34,293	$34,293	$34,293	$34,293	$34,293

Note: See HECO’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s and HECO’s Form 10-K for each year.

LONG-TERM DEBT

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

December 31	2009	2008	2007	2006	2005
(in thousands)

OBLIGATIONS TO THE STATE OF HAWAII FOR THE REPAYMENT OF SPECIAL PURPOSE REVENUE BONDS
HECO
Series 1993, 5.45%, due 2023	$50,000	$50,000	$50,000	$50,000	$50,000
Series 1996A, 6.20%, due 2026 *	—	—	—	48,000	48,000
Series 1996B, 5.875%, due 2026 *	—	—	—	14,000	14,000
Series 1997A, 5.65%, due 2027	50,000	50,000	50,000	50,000	50,000
Refunding series 1998A, 4.95%, due 2012	42,580	42,580	42,580	42,580	42,580
Refunding series 1999B, 5.75%, due 2018	30,000	30,000	30,000	30,000	30,000
Series 1999C, 6.20%, due 2029	35,000	35,000	35,000	35,000	35,000
Refunding series 1999D, 6.15%, due 2020	16,000	16,000	16,000	16,000	16,000
Refunding series 2000, 5.70%, due 2020	46,000	46,000	46,000	46,000	46,000
Series 2002A, 5.10%, due 2032	40,000	40,000	40,000	40,000	40,000
Refunding series 2003B, 5.00%, due 2022	40,000	40,000	40,000	40,000	40,000
Refunding series 2005A, 4.80%, due 2025	40,000	40,000	40,000	40,000	40,000
Series, 2007A, 4.65%, due 2037	100,000	100,000	100,000	—	—
Refunding series 2007B, 4.60%, due 2026	62,000	62,000	62,000	—	—
Series 2009, 6.50%, due 2039	90,000	—	—	—	—
	$641,580	$551,580	$551,580	$451,580	$451,580

* The proceeds from the Refunding Series 2007B SPRB were applied to refund this series of SPRB on March 27, 2007.

(Continued on next page)

LONG-TERM DEBT (Continued)

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

December 31	2009	2008	2007	2006	2005
(in thousands)

OBLIGATIONS TO THE STATE OF HAWAII FOR THE REPAYMENT OF SPECIAL PURPOSE REVENUE BONDS
HELCO
Series 1993, 5.45%, due 2023	$20,000	$20,000	$20,000	$20,000	$20,000
Series 1996A, 6.20%, due 2026 *	—	—	—	7,000	7,000
Series 1996B, 5.875%, due 2026 *	—	—	—	1,000	1,000
Series 1997A, 5.65%, due 2027	30,000	30,000	30,000	30,000	30,000
Refunding series 1998A, 4.95%, due 2012	7,200	7,200	7,200	7,200	7,200
Refunding series 1999A, 5.50%, due 2014	11,400	11,400	11,400	11,400	11,400
Refunding series 1999B, 5.75%, due 2018	11,000	11,000	11,000	11,000	11,000
Refunding series 1999D, 6.15%, due 2020	3,000	3,000	3,000	3,000	3,000
Refunding series 2003A, 4.75%, due 2020	14,000	14,000	14,000	14,000	14,000
Refunding series 2003B, 5.00%, due 2022	12,000	12,000	12,000	12,000	12,000
Refunding series 2005A, 4.8%, due 2025	5,000	5,000	5,000	5,000	5,000
Series 2007A, 4.65%, due 2037	20,000	20,000	20,000	—	—
Refunding series 2007B, 4.60%, due 2026	8,000	8,000	8,000	—	—
Series 2009, 6.50%, due 2039	60,000	—	—	—	—
	201,600	141,600	141,600	121,600	121,600

MECO
Series 1993, 5.45%, due 2023	30,000	30,000	30,000	30,000	30,000
Series 1996A, 6.20%, due 2026 *	—	—	—	20,000	20,000
Series 1996B, 5.875%, due 2026 *	—	—	—	35,000	35,000
Series 1997A, 5.65%, due 2027	20,000	20,000	20,000	20,000	20,000
Refunding series 1998A, 4.95%, due 2012	7,720	7,720	7,720	7,720	7,720
Refunding series 1999B, 5.75%, due 2018	9,000	9,000	9,000	9,000	9,000
Refunding series 1999D, 6.15%, due 2020	1,000	1,000	1,000	1,000	1,000
Refunding series 2000, 5.70%, due 2020	20,000	20,000	20,000	20,000	20,000
Refunding series 2005A, 4.8%, due 2025	2,000	2,000	2,000	2,000	2,000
Series 2007A, 4.65%, due 2037	20,000	20,000	20,000	—	—
Refunding series 2007B, 4.60%, due 2026	55,000	55,000	55,000	—	—
	164,720	164,720	164,720	144,720	144,720
	1,007,900	857,900	857,900	717,900	717,900
Less funds on deposit with trustees	—	(3,186)	(22,461)	—	—
	1,007,900	854,714	835,439	717,900	717,900

OTHER LONG-TERM DEBT (UNSECURED)
6.50%, series 2004, Junior subordinated deferrable interest debentures, due 2034	51,546	51,546	51,546	51,546	51,546
Long-term debt, including amounts due within one year	1,059,446	906,260	886,985	769,446	769,446
Less unamortized discount	(1,631)	(1,759)	(1,886)	(3,261)	(3,453)
Long-term debt, net	$1,057,815	$904,501	$885,099	$766,185	$765,993

*                 The proceeds from the Refunding Series 2007B SPRB were applied to refund this series of SPRB on March 27, 2007.

Note: See HECO’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s and HECO’s Form 10-K for each year.

CONSOLIDATED STATEMENTS OF CASH FLOWS

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Years ended December 31	2009	2008	2007	2006	2005
(in thousands)
Cash flows from operating activities
Net income	$81,441	$93,970	$54,151	$76,942	$74,797
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of utility plant	144,533	141,678	137,081	130,164	122,870
Other amortization	10,045	8,619	8,230	7,932	8,479
Writedown of utility plant	—	—	11,701	—	—
Deferred income taxes	14,762	3,882	(31,888)	(9,671)	19,086
Tax credits, net	(1,332)	1,470	1,992	3,810	3,471
Allowance for equity funds used during construction	(12,222)	(9,390)	(5,219)	(6,348)	(5,105)
Changes in assets and liabilities:
Decrease (increase) in accounts receivable	32,605	(21,313)	(23,080)	8,709	(30,150)
Decrease (increase) in accrued unbilled revenues	22,268	7,730	(22,079)	(874)	(12,293)
Decrease (increase) in fuel oil stock	(946)	14,156	(27,559)	21,138	(26,880)
Increase in materials and supplies	(1,376)	(274)	(3,718)	(3,566)	(3,206)
Increase in regulatory assets	(17,597)	(3,229)	(1,968)	(6,123)	(5,036)
Increase (decrease) in accounts payable	9,717	(14,901)	35,383	(19,689)	28,186
Changes in prepaid and accrued income and utility revenue taxes	(61,951)	28,055	37,455	18,599	27,658
Other *	(2,571)	(5,445)	16,108	7,423	(16,244)
Net cash provided by operating activities	217,376	245,008	186,590	228,446	185,633
Cash flows from investing activities
Capital expenditures	(302,327)	(278,476)	(209,821)	(195,072)	(217,610)
Contributions in aid of construction	14,170	17,319	19,011	19,707	21,083
Other	340	1,157	5,440	407	1,680
Net cash used in investing activities	(287,817)	(260,000)	(185,370)	(174,958)	(194,847)
Cash flows from financing activities
Net increase (decrease) in short-term borrowings from nonaffiliates and affiliate with original maturities of three months or less	(10,464)	12,759	(84,316)	(23,058)	47,597
Proceeds from issuance of long-term debt	153,186	19,275	242,538	—	59,462
Repayment of long-term debt	—	—	(126,000)	—	(47,000)
Proceeds from issuance of common stock	61,914	—	—	—	—
Preferred stock dividends	(1,995)	(1,995)	(1,995)	(1,995)	(1,995)
Common stock dividends	(55,000)	(14,089)	(27,084)	(29,381)	(50,895)
Other	(10,523)	1,265	(3,544)	4,662	1,861
Net cash provided by (used in) financing activities	137,118	17,215	(401)	(49,772)	9,030
Net increase (decrease) in cash and equivalents	66,677	2,223	819	3,716	(184)
Cash and equivalents, January 1	6,901	4,678	3,859	143	327
Cash and equivalents, December 31	$73,578	$6,901	$4,678	$3,859	$143

* For years 2006 and prior, includes changes in prepaid pension benefit cost

Note: See HECO’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s and HECO’s Form 10-K for each year.

CUSTOMER, SALES AND REVENUE DATA

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Years ended December 31	2009	2008	2007	2006	2005
SERVICE AREA
Service area (square miles)	5,766	5,766	5,766	5,766	5,766
Service area population (estimated, in thousands)	1,231	1,224	1,214	1,213	1,203
CUSTOMER ACCOUNTS *
Residential	385,886	383,042	381,964	376,783	372,638
Commercial	54,527	55,243	55,869	55,493	54,647
Large light and power	558	543	554	567	559
Other	1,613	1,583	1,510	1,499	1,472
	442,584	440,411	439,897	434,342	429,316
CUSTOMER ACCOUNTS BY COMPANY *
HECO	295,282	293,740	294,591	292,988	291,580
HELCO	79,813	79,606	78,983	76,417	73,835
MECO	67,489	67,065	66,323	64,937	63,901
Consolidated	442,584	440,411	439,897	434,342	429,316
KILOWATTHOUR SALES (millions)
Residential	2,893	2,925	3,035	3,022	3,008
Commercial	3,222	3,326	3,341	3,313	3,289
Large light and power	3,525	3,633	3,690	3,729	3,742
Other	50	52	52	52	51
	9,690	9,936	10,118	10,116	10,090
KILOWATTHOUR SALES MIX (%)
Residential	29.9	29.4	30.0	29.9	29.8
Commercial	33.2	33.5	33.0	32.7	32.6
Large light and power	36.4	36.6	36.5	36.9	37.1
Other	0.5	0.5	0.5	0.5	0.5
	100.0	100.0	100.0	100.0	100.0
KILOWATTHOUR SALES BY COMPANY (millions)
HECO	7,378	7,556	7,675	7,701	7,721
HELCO	1,120	1,141	1,163	1,149	1,117
MECO	1,192	1,239	1,280	1,266	1,252
Consolidated	9,690	9,936	10,118	10,116	10,090
KILOWATTHOUR SALES GROWTH BY COMPANY (%)
HECO	(2.4)	(1.6)	(0.3)	(0.3)	(0.2)
HELCO	(1.8)	(1.9)	1.2	2.9	3.1
MECO	(3.8)	(3.2)	1.1	1.2	0.4
Consolidated	(2.5)	(1.8)	0.0	0.3	0.3

*                 At December 31

CUSTOMER, SALES AND REVENUE DATA (Continued)

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Years ended December 31	2009	2008	2007	2006	2005
ELECTRIC OPERATING REVENUES (thousands)
Electric sales revenue
Residential	$690,656	$935,061	$713,241	$690,425	$607,031
Commercial	694,087	973,048	714,218	695,247	611,403
Large light and power	623,159	921,321	652,298	648,066	569,016
Other	10,721	15,069	10,791	10,530	9,200
	2,018,623	2,844,499	2,090,548	2,044,268	1,796,650
Other revenues	8,049	9,140	6,410	6,144	5,060
	$2,026,672	$2,853,639	$2,096,958	$2,050,412	$1,801,710
ELECTRIC OPERATING REVENUES BY COMPANY (thousands)
HECO	$1,384,885	$1,954,772	$1,385,136	$1,365,593	$1,204,220
HELCO	343,943	446,297	361,412	339,554	294,411
MECO	297,844	452,570	350,410	345,265	303,079
Consolidated	$2,026,672	$2,853,639	$2,096,958	$2,050,412	$1,801,710
AVERAGE REVENUE PER KWH SOLD (cents)
Residential	23.87	31.97	23.50	22.85	20.18
Commercial	21.54	29.25	21.38	20.98	18.59
Large light and power	17.68	25.36	17.68	17.38	15.21
Other	21.36	28.81	20.81	20.44	17.92
	20.83	28.63	20.66	20.21	17.81
AVERAGE REVENUE PER KWH SOLD BY COMPANY (cents)
HECO	18.70	25.78	17.99	17.68	15.56
HELCO	30.63	39.02	31.02	29.49	26.31
MECO	24.86	36.40	27.27	27.16	24.10
Consolidated	20.83	28.63	20.66	20.21	17.81
AVERAGE ANNUAL RESIDENTIAL USE PER CUSTOMER BY COMPANY (KWH)
HECO	7,759	7,868	8,214	8,248	8,360
HELCO	6,613	6,703	7,024	7,142	7,087
MECO	7,503	7,681	8,101	8,185	8,266
Consolidated	7,523	7,640	7,996	8,056	8,141
Average monthly electric sales revenue per residential customer	$150	$204	$157	$153	$137

POWER SUPPLY DATA

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Years ended December 31	2009	2008	2007	2006	2005
ENERGY NET GENERATED AND PURCHASED (millions of KWH)
Net generated
Fuel oil
Steam-conventional (1)	4,972	5,193	5,379	5,430	5,239
Combustion turbine (1), (2)	98	125	134	294	361
Diesel	295	264	280	375	442
Combined-cycle (1)	723	662	671	488	432
	6,088	6,244	6,464	6,587	6,474
Hydro and wind	29	18	15	24	11
Total net generated	6,117	6,262	6,479	6,611	6,485
Purchased	4,120	4,248	4,228	4,094	4,168
	10,237	10,510	10,707	10,705	10,653
GENERATION MIX (%)
Fuel oil
Steam-conventional (1)	48.6	49.4	50.2	50.7	49.2
Combustion turbine (1),(2)	0.9	1.2	1.3	2.7	3.4
Diesel	2.9	2.5	2.6	3.5	4.1
Combined-cycle (1)	7.1	6.3	6.3	4.6	4.1
	59.5	59.4	60.4	61.5	60.8
Hydro and wind	0.3	0.2	0.1	0.2	0.1
Total generation	59.8	59.6	60.5	61.7	60.9
Purchased	40.2	40.4	39.5	38.3	39.1
	100.0	100.0	100.0	100.0	100.0
SYSTEM CAPABILITY (MW) * **
Company-owned generation
Steam-conventional (1)	1,205	1,205	1,205	1,205	1,205
Combustion turbine (1)	263	193	193	193	234
Diesel	177	176	174	158	148
Combined-cycle (1)	170	113	113	113	57
	1,815	1,687	1,685	1,669	1,644
Firm purchase power contracts	532	540	538	535	540
	2,347	2,227	2,223	2,204	2,184
SYSTEM CAPABILITY BY COMPANY (MW) * **
HECO	1,785	1,672	1,672	1,667	1,657
HELCO	278	272	270	267	272
MECO	284	283	281	270	255
	2,347	2,227	2,223	2,204	2,184
SYSTEM PEAK LOAD BY COMPANY (MW) ***
HECO	1,213	1,186	1,216	1,266	1,230
HELCO	195	198	203	201	197
MECO	210	206	216	218	214
	1,618	1,590	1,635	1,685	1,641
FUEL OIL DATA
Barrels of fuel oil consumed (thousands)	10,514	10,735	11,207	11,474	11,300
Average fuel oil cost per barrel	$63.91	$114.50	$69.08	$68.13	$56.61
Average fuel oil cost per million BTU (cents)	1,026.4	1,840.0	1,108.2	1,094.1	908.6
Fuel oil cost per net KWH generated (cents)	11.036	19.687	11.977	11.869	9.880
BTU per net KWH generated by company
HECO	10,590	10,496	10,649	10,582	10,690
HELCO	13,085	13,984	13,903	13,823	13,443
MECO	10,323	10,240	10,190	10,580	10,493
Consolidated	10,753	10,700	10,807	10,848	10,873
OTHER DATA
Losses and system uses (%)	5.1	5.2	5.3	5.3	5.1
Reserve margin (%) ***	50.0	44.5	38.6	32.3	34.0
Annual load factor (%) ***	72.2	75.3	74.7	72.5	74.1
Cost per KWH purchased (cents)	12.132	16.238	12.700	12.380	10.993

*	At December 31
**	Excludes hydro run-of-river units
***	Net; noncoincident and nonintegrated
(1)	Combined-cycle data previously reported as steam-conventional and combustion turbine
(2)	Includes biodiesel

FORECAST: 2010 - 2014 ELECTRIC UTILITY COMPANIES

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Forecast as of December 14, 2009

Years ended December 31	2009	2010	2011	2012	2013	2014	2010-2014
(dollars in millions)	actual
USES OF CAPITAL
Transmission and distribution	$140.8	$156.5	$169.6	$188.1	$178.2	$153.5	$845.9
Production	165.1	57.0	59.0	57.0	81.0	89.0	343.0
General	19.0	55.0	58.0	55.0	89.0	136.0	393.0
Total capital expenditures, including AFUDC	324.9	268.5	286.6	300.1	348.2	378.5	1,581.9	(1)
Less: AFUDC	16.3	9.7	11.6	11.0	13.2	17.2	62.7
Contributions in aid of construction	20.2	35.6	28.0	27.3	34.5	22.9	148.3
Net capital expenditures	288.4	223.2	247.0	261.8	300.5	338.4	1,370.9
Other requirements (2)	—	—	—	57.5	—	11.4	68.9
Total net requirements	$288.4	$223.2	$247.0	$319.3	$300.5	$349.8	$1,439.8
SOURCES OF CAPITAL
Internal funds after dividends
Depreciation and amortization	$158.1	$169.2	$169.6	$177.9	$181.9	$191.5	$890.1
Deferred income taxes and tax credits, net	13.4	(9.5)	1.9	3.6	(1.7)	(0.6)	(6.3)
Retained earnings and other, excluding AFUDC	(87.7)	(23.8)	(6.2)	43.0	17.2	30.2	60.4
Total internal sources, excluding AFUDC	83.8	135.9	165.3	224.5	197.4	221.1	944.2
External financing sources
Debt	(41.6)	32.0	6.0	94.8	71.7	80.9	285.4
Drawdown of revenue bond proceeds	153.2	—	—	—	—	—	—
Common Stock Issuance	93.0	55.3	75.7	—	31.4	47.8	210.2
Total external financing sources	204.6	87.3	81.7	94.8	103.1	128.7	495.6
Total sources	$288.4	$223.2	$247.0	$319.3	$300.5	$349.8	$1,439.8
Internal sources as a percent of Net capital expenditures	29	61	67	86	66	65	69
Total net requirements	29	61	67	70	66	63	66

CAPITAL STRUCTURE (at December 31)
Capitalization
Total debt	$1,057.8	$1,092.0	$1,098.1	$1,135.4	$1,207.1	$1,276.6
Preferred stock	34.3	34.3	34.3	34.3	34.3	34.3
Common stock	1,306.4	1,385.1	1,504.9	1,553.2	1,639.8	1,745.5
Total capitalization	$2,398.5	$2,511.4	$2,637.3	$2,722.9	$2,881.2	$3,056.4
Capitalization ratios (%)
Total debt	44.1	43.5	41.6	41.7	41.9	41.8
Preferred stock	1.4	1.4	1.3	1.3	1.2	1.1
Common stock	54.5	55.1	57.1	57.0	56.9	57.1
Total capitalization	100.0	100.0	100.0	100.0	100.0	100.0
EPS SENSITIVITY TO CHANGES IN HECO CONSOLIDATED RETURN ON AVERAGE COMMON EQUITY
EPS impact of 100 bps improvement of ROE(3):
EPS impact	$0.14	$0.14 - $0.15	$0.15 - $0.16	$0.15 - $0.16	$0.16 - $0.17	$0.17 - $0.18
Common equity levels (dollars in billions)	$1.3	$1.3 - $1.4	$1.4 - $1.5	$1.5 - $1.6	$1.6 - $1.7	$1.7 - $1.8

(1)  5-year capital investment plan of $1.6 billion.  Year over year rate base growth of approximately 5% per year.

(2)  May not include those securities sold at company’s option, the proceeds of which are used to repay long-term obligations prior to their maturity.

(3)  Assumes approximately 2 million shares added each year, based upon historical trends, from the Dividend reinvestment and stock purchase and other plans.

FORECAST: 2010 - 2014  ELECTRIC UTILITY COMPANIES

Hawaiian Electric Company, Inc. and Subsidiaries

Unaudited

Forecast as of December 14, 2009

Years ended December 31	2009	2010	2011	2012	2013	2014
	actual

CONSOLIDATED SALES AND GENERATION DATA
Sales (millions of KWH)(1)
HECO (Oahu)	7,378	7,056	7,088	7,235	7,318	7,426
HELCO (Hawaii)	1,120	1,122	1,137	1,153	1,175	1,196
MECO (Maui, Lanai, Molokai)	1,192	1,131	1,139	1,148	1,153	1,164
Total	9,690	9,309	9,364	9,536	9,646	9,786
Increase (decrease) from previous year	(2.5)%	(3.9)%	0.6%	1.8%	1.1%	1.5%
Peak load (MW) (2)	1,618	1,552	1,564	1,598	1,612	1,640
Increase (decrease) from previous year	1.8%	(4.1)%	0.8%	2.2%	0.8%	1.7%
Generating capability at year-end (MW)	1,815	1,815	1,815	1,815	1,815	1,815
Firm purchased capacity at year-end (MW)	532	540	540	540	540	540
Generating capability and firm purchased capacity at year-end (MW)	2,347	2,355	2,355	2,355	2,355	2,355
Firm purchased capacity (%)	22.7	22.9	22.9	22.9	22.9	22.9
Reserve margin (%) (2)	50.0	51.8	50.5	47.4	46.1	43.6
Load factor (%) (2)	72.2	72.3	72.1	71.7	72.1	71.9
Net KWH generated and purchased (millions)
Company generated	6,117	5,734	5,634	5,537	5,503	5,305
Purchased power	4,120	4,089	4,247	4,529	4,677	5,022
Total	10,237	9,823	9,881	10,066	10,180	10,327
CONSOLIDATED GENERATION MIX BY SOURCE (%) (3)
Fuel oil	76.9	74.4	73.1	70.6	69.6	66.2
Coal	14.7	15.5	14.8	15.5	15.7	15.0
Solid waste	3.2	3.4	3.2	4.1	4.9	5.0
Geothermal and other	5.2	6.7	8.9	9.8	9.8	13.8
Total	100.0	100.0	100.0	100.0	100.0	100.0

(1)          The Electric Utilities’ December 14, 2009 forecast, as provided on page 20, reflects the sales forecast shown above.  Subsequently, HECO Oahu's sales forecast was updated (HELCO and MECO sales forecast remained unchanged) and indicates that consolidated year-over-year changes in sales for 2010 thru 2014 are expected to be (0.9%), 0.3%, 0.6%, 0.6% and 1.0%, respectively.

Although the HECO Oahu sales forecast has changed, the forecast provided on page 20 assumes Revenue Decoupling (see "Decoupling proceeding" in the 2009 Annual Report) for Oahu.  As such, there is no significant impact to forecasted sales revenues.  Other potential impacts of changes in the sales forecast may include, but are not limited to cashflow timing, heat rate and other operation and maintenance expense variances.  These impacts are not expected to be significant to net income.

(2)          Noncoincident and nonintegrated

(3)          Includes company-owned and purchased generation

HAWAII PUBLIC UTILITIES COMMISSION

The Governor, with the consent of the Senate, appoints three full-time commissioners to staggered six-year terms. Commissioners can serve no more than 12 consecutive years. Statutes provide for the rendering of an “interim decision” in rate cases within 11 months of the filing of a complete application by the company. There is no statutory deadline for rendering a final decision.

Carlito P. Caliboso (an attorney previously in private practice) has been chairman of the PUC since April 30, 2003, and is serving in his second term which will expire on June 30, 2010.  Also serving as commissioners are John E. Cole (term expiring June 30, 2012) who previously served as the executive director of the Division of Consumer Advocacy, Department of Commerce and Consumer Affairs, and Leslie Kondo (term expiring June 30, 2014) who previously served as the director of the State Office of Information Practices.

CONSUMER ADVOCATE

Dean Nishina was appointed executive director of the Division of Consumer Advocacy effective December 7, 2009.  Prior to becoming the executive director, Mr. Nishina served as the public utilities/transportation administrator for the Division of Consumer Advocacy.

SELECTED DATA

American Savings Bank, F.S.B. and Subsidiaries

Unaudited

Years ended December 31	2009	2008	2007	2006	2005

REGULATORY CAPITAL (%)
Tangible capital
ASB	8.99	8.48	7.78	7.55	7.43
OTS requirement	1.50	1.50	1.50	1.50	1.50
Core (leverage) capital
ASB	8.99	8.48	7.78	7.55	7.43
OTS requirement	4.00	4.00	4.00	4.00	4.00
Risk-based capital
ASB	14.06	12.76	14.68	14.69	15.07
OTS requirement	8.00	8.00	8.00	8.00	8.00
KEY STATISTICS (%)
Return on assets (1)
ASB	0.43	0.29	0.78	0.82	0.95
Peers (2)	0.16	0.65	0.92	1.13	1.10
High performing peers (2)	0.85	0.99	1.14	1.37	1.36
Net interest margin
ASB	4.19	3.62	3.05	3.13	3.26
Peers (2)	3.43	3.53	3.52	3.67	3.81
High performing peers (2)	3.89	3.88	3.73	3.80	3.88
Efficiency ratio
ASB	72	85	66	65	61
Peers (2)	64	60	60	58	56
High performing peers (2)	54	54	54	55	54
Revenue growth
ASB	(8.67)	(4.69)	1.27	(1.58)	5.96
Peers (2)	12.19	3.29	3.59	4.35	8.24
High performing peers (2)	14.43	8.00	3.89	3.20	7.13
Net charge-offs to loans outstanding
ASB	0.66	0.11	0.17	0.02	0.00
Peers (2)	1.18	0.58	0.22	0.09	0.11
High performing peers (2)	0.70	0.57	0.21	0.06	0.16
OTHER DATA
Branch locations *	60	63	63	64	64
Employees *	1,117	1,313	1,330	1,318	1,272

* At December 31

(1)          2009 net income included $19 million after tax charge related to the sale of private-issue mortgage-related securities. 2008 net income included $36 million after tax charge related to the balance sheet restructuring.

(2)          2009 peer group includes all publicly traded banks and thrifts between $3.5 billion and $8.0 billion in total assets.  2005-2008 peer group includes all publicly traded banks and thrifts between $4.0 and $9.0 billion in total assets.

CONSOLIDATED BALANCE SHEETS

American Savings Bank, F.S.B. and Subsidiaries

Unaudited

December 31	2009	2008	2007	2006	2005
(in thousands)

ASSETS
Cash and equivalents	$427,375	$169,298	$204,023	$252,041	$207,564
Available-for-sale investment and mortgage-related securities	432,881	657,717	2,140,772	2,367,427	2,629,351
Investment in stock of Federal Home Loan Bank of Seattle, at cost	97,764	97,764	97,764	97,764	97,764
Loans receivable, net	3,670,493	4,206,492	4,101,193	3,780,461	3,566,834
Real estate acquired in settlement of loans, net	3,959	1,492	—	—	—
Other	222,123	220,290	232,656	223,666	244,443
Goodwill and other intangibles, net	86,390	84,067	85,085	87,140	89,379
	$4,940,985	$5,437,120	$6,861,493	$6,808,499	$6,835,335

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposit liabilities	$4,058,760	$4,180,175	$4,347,260	$4,575,548	$4,557,419
Other borrowings	297,628	680,973	1,810,669	1,568,585	1,622,294
Other	92,129	98,598	108,800	104,470	98,189
	4,448,517	4,959,746	6,266,729	6,248,603	6,277,902

Minority interests	—	—	—	—	—
	—	—	—	—	—

Common stock	329,439	328,162	325,467	323,154	321,538
Retained earnings	172,655	197,235	287,710	280,046	272,545
Accumulated other comprehensive income (loss)	(9,626)	(48,023)	(18,413)	(43,304)	(36,650)
	492,468	477,374	594,764	559,896	557,433
	$4,940,985	$5,437,120	$6,861,493	$6,808,499	$6,835,335

Note: See Note 4 to HEI’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s Form 10-K for each year.

CONSOLIDATED STATEMENTS OF INCOME

American Savings Bank, F.S.B. and Subsidiaries

Unaudited

Years ended December 31	2009	2008	2007	2006	2005
(in thousands)

Interest and dividend income
Interest and fees on loans	$217,838	$247,210	$245,593	$231,610	$205,084
Interest and dividends on investment and mortgage-related securities	26,977	65,208	111,470	117,160	125,924
	244,815	312,418	357,063	348,770	331,008
Interest expense
Interest on deposit liabilities	34,046	61,483	81,879	73,614	52,064
Interest on other borrowings	9,497	43,941	78,019	72,482	69,362
	43,543	105,424	159,898	146,096	121,426
Net interest income	201,272	206,994	197,165	202,674	209,582
Provision (reversal of allowance) for loan losses	32,000	10,334	5,700	1,400	(3,100)
Net interest income after provision (reversal of allowance) for loan losses	169,272	196,660	191,465	201,274	212,682
Noninterest income
Fee income on deposit liabilities	30,713	28,332	26,342	18,779	16,989
Fees from other financial services	25,267	24,846	27,916	26,385	25,790
Fee income on other financial products	5,833	6,683	7,418	8,025	9,058
Gain (loss) on sale of securities	(32,034)	(17,376)	1,109	1,735	175
Loss on investments	(15,444)	(7,764)	—	—	—
Other income	15,569	11,414	5,647	4,671	4,890
	29,904	46,135	68,432	59,595	56,902
Noninterest expense
Compensation and employee benefits	73,990	77,858	61,937	68,478	69,082
Loss on early extinguishment of debt	760	39,843	—	—	—
Occupancy and equipment	30,906	34,434	35,468	33,529	30,777
Services	11,189	16,706	29,173	21,484	15,466
Data processing	14,382	10,678	10,458	10,164	10,598
Other expense	36,244	36,485	38,872	38,656	38,760
	167,471	216,004	175,908	172,311	164,683
Income before minority interests and income taxes	31,705	26,791	83,989	88,558	104,901
Minority interests	—	—	—	—	45
Income taxes	9,938	8,964	30,882	32,776	39,969
Income before preferred stock dividends	21,767	17,827	53,107	55,782	64,887
Preferred stock dividends	—	—	—	—	4
Net income for common stock	$21,767 (1)	$17,827 (2)	$53,107	$55,782	$64,883

(1)   Includes $19 million after tax charge related to the sale of private-issue mortgage-related securities.

(2)   Includes $36 million after tax charge related to the balance sheet restructuring.

Note: See Note 4 to HEI’s “Notes to Consolidated Financial Statements” included or incorporated in HEI’s Form 10-K for each year.